UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2013

ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Florida	000-30392	13-4172059
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Progress Drive

Montgomeryville, PA  18936

(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 695-4142 and (215) 699-0730

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant

(a)          On May 31, 2013, Environmental Solution Worldwide Inc. (the “Company”) received notice that, effective as of June 1, 2013, MSCM LLP (“MSCM”), the Company’s independent registered public accountants, merged with MNP LLP (“MNP”).  Most of the professional staff of MSCM continued with MNP either as employees or partners of MNP and will continue their practice with MNP. As a result of the merger and change in legal entity, MSCM resigned as the Company’s independent registered public accountants.

MSCM’s reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2011 and 2012 contained a qualification that due to the Company’s experience of negative cash flows from operations and its dependency upon future financing raise substantial doubt about its ability to continue as a going concern.  Other than such qualifications, the reports of MSCM on the financial statements of the Company for the fiscal years ended December 31, 2011 and 2012 did not contain any other adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2011 and 2012 and through June 1, 2013, there were no disagreements between the Company and MSCM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MSCM, would have caused MSCM to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s financial statements.  During the Company’s past fiscal years ended December 31, 2011 and 2012 and the interim period through June 1, 2013, MSCM did not advise the Company of any of the matters specified in Item 304(a)(1)(v) of Regulation S-K.

The Company provided MSCM with a copy of this report on Form 8-K in accordance with Item 304(a) of Regulation S-K prior to its filing with the Securities and Exchange Commission and requested that MSCM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree.  A copy of the letter from MSCM filed as Exhibit 16 hereto and is incorporated herein by reference.

(b)          As the merger of MSCM and MNP is viewed as a change in reporting accountants due to the change in legal entity, the Company’s Board of Directors and Audit Committee has elected to retain MNP as of June 1, 2013. During the period preceding the merger of MSCM and MNP, the Company had no consultations with MNP (other than communications with former MSCM personnel) regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or a reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Section 9 — Financial Statements and Exhibits

Item 9.01             Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
16.1	MSCM Letter of Concurrence

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC. (Registrant)

Date: June 11, 2013	By:	/s/ Mark Yung
Executive Chairman